SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check  the  appropriate  box:

[X]     Preliminary  Proxy  Statement      [ ]     Confidential,  for Use of the
                                                   Commission Only (as permitted
                                                   by  Rule  14a-6(e)(2))

[ ]     Definitive  Proxy  Statement

[ ]     Definitive  Additional  Materials

[ ]     Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12


                            FLEETCLEAN  SYSTEMS,  INC.
                            --------------------------
              (Name  of  Registrant  as  Specified  in  Its  Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

     [X]     No  fee  required.

     [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1)     Title  of  each  class  of securities to which transaction applies:
________________________________________________________________________________
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
________________________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
     (4)     Proposed  maximum  aggregate  value  of  transaction:
________________________________________________________________________________
     (5)     Total  fee  paid:
________________________________________________________________________________
     [ ]     Fee  paid  previously  with  preliminary  materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:
________________________________________________________________________________
     (2)     Form,  Schedule  or  Registration  Statement  No.:
________________________________________________________________________________
     (3)     Filing  Party:
________________________________________________________________________________
     (4)     Date  Filed:
________________________________________________________________________________

PRELIMINARY  PROXY  STATEMENT

                            FLEETCLEAN SYSTEMS, INC.
                       BOX 727, HIGHWAY 834 EAST .7 MILES
                               HARDIN, TEXAS 77561


PHONE (936) 298-9835                                    FACSIMILE (936) 298-2769


                                 April 30, 2001

Dear  Stockholder:

     You are cordially invited to attend our 2001 Annual Meeting of Stockholders of Fleetclean Systems, Inc. to be held on Thursday, May 31, at 2:00 p.m. at Highway 834 East .7 miles Hardin, Texas. We look forward to this opportunity to update you on developments at Fleetclean Systems, Inc.

     We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                        Sincerely,



                                        Kenneth  A.  Phillips
                                        President

PRELIMINARY  PROXY  STATEMENT

                            FLEETCLEAN SYSTEMS, INC.
                       BOX 727, HIGHWAY 834 EAST .7 MILES
                               HARDIN, TEXAS 77561
                                  ____________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 31, 2001


To  the  Stockholders  of  Fleetclean  Systems,  Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Fleetclean Systems, Inc., will be held at 2:00 p.m. on Thursday, May 31, 2001 for the following purposes:

     1.   Elect Three Directors. The Board has nominated for re-election Kenneth
          A. Phillips, Jay G. Phillips, and Richard R. Royall as directors until the next annual meeting.

     2. Ratify and Approve the Board's Appointment of McManus & Co., P.C. as the Company's Independent Auditors for fiscal year 2001. McManus & Co., P.C. served in this capacity for fiscal year 2000.

     3. Adoption of the Amended and Restated Articles of Incorporation. The Board seeks approval to amend and restate the company's articles of incorporation.

     5. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 23, 2001 will be entitled to notice of and to vote at the meeting.

     Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy, with us at Box 727, Highway 834 East
 .7 miles Hardin, Texas 77561, at least 48 hours (excluding Saturdays and Sundays) before the time of the Annual Meeting or with the chairman of the Annual Meeting prior to the commencement of the Annual Meeting.

     Unregistered stockholders who received the proxy through an intermediary must deliver the proxy in accordance with the instructions given by such intermediary.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Kenneth  A.  Phillips,  President
                                     April  30,  2001


THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

PRELIMINARY  PROXY  STATEMENT

                            FLEETCLEAN SYSTEMS, INC.
                       BOX 727, HIGHWAY 834 EAST .7 MILES
                               HARDIN, TEXAS 77561

                          (PRINCIPAL EXECUTIVE OFFICE)

                                  ____________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                   ___________


                                  INTRODUCTION

     This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Fleetclean Systems, Inc. for use at the 2001 Annual Meeting of Stockholders ("Meeting") to be held at Highway 834 East .7 miles Hardin Texas, at 2:00 p.m. on Thursday, May 31, 2001, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about April 30, 2001.

     The close of business on April 23, 2001, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. As of the record date, there were 18,046,746 shares of the Company's common stock, par value $.01 per share, issued and outstanding. Each share of common stock entitles the holder thereof to one vote upon any proposal submitted for a vote at the Meeting. The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. Abstentions will have the same effect as a vote against a proposal.

     Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. Broker non-votes will have no effect on any of the proposals.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies.

     If  no  direction  is  indicated,  the  shares  will  be  voted:

     1.   FOR  election  of  all  the  nominated  directors;
     2.   FOR  ratification  of  McManus  & Co., P.C. as the Company's auditors;
     3.   FOR  adoption  of  the Amended and Restated Articles of Incorporation;
          and
     4. TO transact such other business as may properly come before the meeting.

     The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by any one of the following methods:

     (a)  execution  and  submission  of  a  revised  proxy,
     (b)  written  notice  to  the  Secretary  of  the  Company,  or
     (c)  voting  in  person  at  the  Meeting.

PRELIMINARY  PROXY  STATEMENT

                                  ANNUAL REPORT

     A copy of the Company's 2000 Annual Report on Form 10-KSB is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

     The Company will provide, without charge, a copy of any exhibits to the Company's Form 10-KSB, upon written request to Kenneth A. Phillips, at Box 727, Highway 834 East .7 miles Hardin, Texas 77561.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Pursuant to the Company's By-Laws, the members of the Board of Directors serve for one-year terms. The number of directors constituting the whole Board is currently three and the selected nominees are listed below. Each of the nominees is currently a director of the Company. Unless authority to vote for any nominee is withheld in the proxy, the persons named in the accompanying proxy intend to vote FOR the election of the three nominees for director listed below.

     All nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of such nominee or nominees as may be recommended by the Board of Directors. Under Texas Corporation Law, each of the nominees must receive a plurality of the votes of shares of common stock present in person or by proxy at the meeting to be elected as a director. A plurality means receiving the largest number of votes, regardless of whether that is a majority. Abstentions will be counted as shares present at the meeting. The Company anticipates that the holders of a majority of the outstanding common stock will be present in person or by proxy at the Meeting. Cumulative voting is permitted for the election of directors. Cumulative voting allows a shareholder to cast all of his votes for Company directors (determined by multiplying the number of his shares by the number of director positions being filled) for just one director.

     The following biographical information is furnished with respect to each of the nominees. The information includes the individual's present position with the Company, period served as a director, and other business experience during the past five years.

DIRECTORS  NOMINATED  FOR  ELECTION

     Kenneth A. Phillips is the Company's founder and has served as a Director and as President since the Company was founded in 1986.

     Jay G. Phillips has served as Vice-President, Customer Service since May 1998. Mr. Phillips began working for the Company part time while in high school and became a full time customer service representative in January 1994, where he was responsible for the Company's business in the eastern United States, servicing customers from the Statesville, North Carolina warehouse. In June 1995, Mr. Phillips was elected as a Director of the Company. In April 1998, Mr. Phillips assumed his current duties in Texas where he supervises four customer service representatives across the eastern half of the country.

     Richard R. Royall has served as a Director since June 1996. Mr. Royall has been a partner in the accounting firm of Royall & Fleschler, certified public accountants, for the past twelve years. Since April 1997, Mr. Royall has served as Chief Financial Officer of Eagle Wireless International, Inc.

     During the fiscal year ended December 31, 2000, the Company's Board of Directors held two meetings. No incumbent director attended fewer than 75% of the meetings. The Company has no audit, compensation, or nominating committees.

PRELIMINARY  PROXY  STATEMENT

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially more than ten percent of the common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on the reports received by the Company and on written representations from certain reporting persons, the Company believes that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements.

The Board of Directors has nominated the above-referenced directors for election by the stockholders and recommends a vote for such election. The election of the directors requires a plurality of the votes of the shares of common stock present in person or represented by proxy at the Meeting.


                                   PROPOSAL 2

        RATIFICATION AND APPROVAL OF MCMANUS & CO., P.C. AS THE COMPANY'S
                              INDEPENDENT AUDITORS

     The Board of Directors has approved the engagement of McManus & Co., P.C. as independent auditors for the Company. The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing McManus & Co., P.C. as independent auditors of the Company.

     In the event the appointment of McManus & Co., P.C. as independent auditors is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year.

     Representatives of McManus & Co., P.C. are not expected to be present at the meeting. Representative of McManus & Co., P.C. will be given the opportunity to make a written statement if they desire to do so. Such representatives are also not expected to be available to respond to questions.

The Board of Directors has recommended the ratification of McManus & Co., P.C. as independent auditors. Such ratification requires the affirmative vote of the majority of outstanding shares of common stock present at the Meeting or represented by proxy.

                                   PROPOSAL 3

         ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

     In April 2001, the Company's Board of Directors approved amending and restating the Company's Articles of Incorporation, subject to shareholder approval. The amendments to the Articles of Incorporation will: (a) allow the Board of Directors to issue preferred stock, (b) permit the Company to take actions without a meeting and sets forth the persons that may call a special meeting of the shareholders, (c) permits the same level of indemnification as is permitted in the Company's Bylaws, and (d) prevents cumulative voting. A summary of the amended provisions of the Articles of Incorporation are summarized below, and the full text of the Amended and Restated Articles of Incorporation are set forth in Exhibit "A."

PREFERRED STOCK. The Company is requesting the shareholders permit the Board of Directors to issue 5,000,000 million shares of preferred stock, $.01 par value. The Company wants to permit these shares to be issued solely by a resolution of its Board of Directors. The amendment will permit the Company's Board of Directors to establish the rights and preferences of the preferred stock by resolution. The Company believes it is in the best interests of the Company to grant the Board of Directors this discretion, as it will give the Board of

PRELIMINARY  PROXY  STATEMENT

Directors more flexibility in structuring transactions. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the Common Stock until the Board of Directors determines the specific rights of the holders of the preferred stock. However, these effects might include: (a) restricting dividends on the Common Stock; (b) diluting the voting power of the Common Stock; (c) impairing the liquidation rights of the Common Stock; and (d) delaying or preventing a change in control of the Company without further action by the stockholders. The Company has no present plans to issue any shares of preferred stock.

ACTION WITHOUT A MEETING; SPECIAL MEETINGS. The Company is requesting your vote to amend its Articles of Incorporation to allow it to take any action that would normally require a stockholder's meeting without a meeting, without notice, and without a vote, if it already has consents in writing, setting forth the action so taken, that is signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. The Company believes it is in the best interests of the Company to make this amendment, as it will allow the Company to complete certain votes more rapidly, if required. In addition, the Company is limiting the calling of special meetings to its Board of Directors or a committee thereof, the Chairman of the Board, the President, or by shareholders holding not less than 50% of the votes entitled to the vote at the special meeting. The limiting of special meetings to holders of not less than 50% of the votes entitled to vote at a special meeting will prevent certain minority groups from calling a special meeting.

INDEMNIFICATION. The Company is requesting your vote to amend its Articles of Incorporation to set forth its indemnification provisions. The provision will permit the Company to amend it directors and officers to the fullest extent permitted by Texas law. The Company believes this action is necessary to attract qualified directors and to retain its current directors. This provision will limit the remedies available to the stockholder who is dissatisfied with a decision of the Board of Directors protected by the provision, and the stockholder's only remedy may be to bring a suit to prevent the action of the Board. This remedy may not be effective in many situations because stockholders are often unaware of a transaction or an event before the Board's action. In these cases, the stockholders and the Company could be injured by a Board's decision and have no effective remedy.

CUMULATIVE VOTING. The Company is requesting your vote to amend its Articles of Incorporation to prevent cumulative voting. Cumulative Voting refers to a particular method of voting shares of stock that can be provided for in a company's governing documents. It allows a shareholder to cast all of his votes for company directors (determined by multiplying the number of his shares by the number of director positions being filled) for just one director. Cumulative voting can be used to insure a minority shareholder that he will have a seat on a company's board of directors. The Company believes cumulative voting will encourage special interest stockholders to pool their collective voting power to attempt to elect single-issue directors.

The Board of Directors has recommended the adoption of the Amended and Restated Articles of Incorporation. Such ratification requires the affirmative vote of two-thirds of outstanding shares of common stock.

PRELIMINARY  PROXY  STATEMENT

                               EXECUTIVE OFFICERS

     The Company's directors and executive officers are:


NAME                 AGE                      POSITION
----                 ---                      --------

Kenneth A. Phillips   56               Director and President
Jay G. Phillips       28  Director and Vice - President , Customer Service
Richard R. Royall     54                      Director
Kathryn M. Phillips   53               Secretary and Tresurer
Jason Lay             35        Vice-President, Technical Services

Please refer to page 2 of this proxy statement for biographies on Messrs. Kenneth A. Phillips, Jay G. Phillips, and Royall.

     Kathryn M. Phillips has served as the Company's Secretary and Treasurer since the founding of the Company in 1986. Ms. Phillips is a graduate of Texas Tech University and has for the past 25 years held positions in general business accounting and controllership. From February 1986 until January 1997, Ms. Phillips was plant controller for Akzo Nobel Chemical Co., and worked part-time for the Company. Ms. Phillips has been a full-time employee of the Company since January 1997.

     Jason Lay is Vice-President, Technical Services, a position held since May 1998. Mr. Lay is responsible for design and implementation of all equipment systems. Mr. Lay joined the Company in June 1994 as a technician.

     Kathryn M. Phillips is the wife of Kenneth A. Phillips. Jay G. Phillips is the son of Kenneth and Kathryn Phillips. There are no other family relationships. Pursuant to the Company's by-laws, the Company's stockholders at the Company's annual meeting elect each director annually. The Company's officers serve at the discretion of the Board of Directors.

Audit  Report  of  Board  of  Directors
---------------------------------------

     The Company does not maintain an Audit Committee or an Audit Committee Charter. During fiscal 2000, the Board discussed the interim financial information contained in each quarterly earnings announcement with the independent auditors prior to public release.

     In discharging its oversight responsibility as to the audit process, the Board obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Board also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget, and staffing. The Board reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks. The Board discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Board reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

PRELIMINARY  PROXY  STATEMENT

     Based on the above-mentioned review and discussions with management and the independent auditors, the Board recommended that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     The Board also recommended the reappointment, subject to shareholder approval, of the independent auditors. No members of the Company's Board of Directors are considered to be independent members of the Board.

Kenneth  A.  Phillips          Jay  G.  Phillips               Richard R. Royall


                             EXECUTIVE COMPENSATION

     The following tables contain compensation data for the President of the Company for the fiscal year ended December 31, 2000. No executive officer or director received in excess of $100,000 in compensation during the fiscal year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE


Name and Principal Positions    Year  Annual Compensation  Long Term Compensation
----------------------------    ----  -------------------  ----------------------
                                                                   Awards
                                                                   ------
                                         Salary ($)      Restricted stock award(s)($)
                                         ----------      ----------------------------
Kenneth A. Phillips, President  2000       93,000                  20,500
                                1999       83,500                  55,000

                                1998       77,000                    --

     Mr. Phillips restricted stock awards for fiscal 2000 and fiscal 1999 consist of two grants of 500,000 shares of common stock issued in December 2000 and July 1999, respectively, for services. The values are based on the closing market price on the date of grants of $.041 and $.11 per share, respectively. The table above does not include perquisites and other personal benefits in amounts of less than 10% of the total annual salary and bonus of the named executive officer.

EMPLOYMENT  AGREEMENTS

     The Company does not have any employment agreements with its officers or directors. The Company does not maintain life insurance on any of its directors, officers, or employees.

STOCK  OPTIONS  AND  WARRANTS

     The Company did not issue any warrants or options, under its stock option plan or otherwise, to its directors, officers, or employee during the year ended December 31, 2000 for compensation.

     As of December 31, 2000, the Company had outstanding warrants to purchase an aggregate of 2,641,666 shares of common stock at exercise prices ranging from $.05 to $2.00 per share. Mr. Kenneth A. Phillips holds a warrant to purchase 100,000 shares of common stock at an exercise price of $1.00 per share expiring December 31, 2001.

          AGGREGATED  WARRANT  EXERCISES  IN  LAST  FISCAL  YEAR  AND  FY-END  WARRANT  VALUES

                                                        Number of Securities        Value of Unexercised
                      Shares Acquired     Value        Underlying Unexercised            In-the-Money
   Name               on Exercise (#)  Realized ($)   Options  at  FY-End (#)        Options at FY-End($)
   ----              ----------------  ------------  ---------------------------  --------------------------
                                                      Exercisable  Unexercisable  Exercisable  Unexercisable
Kenneth A. Phillips  249,999                 12,500       100,000             --           --             --

PRELIMINARY  PROXY  STATEMENT

     The table above includes only warrants, as no options are outstanding. The warrant to purchase 100,000 shares of common stock listed above has an exercise price of $1.00 per share, and as such, no value has been assigned to the warrant pursuant to the rules set forth by the SEC.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 2001 the number and percentage of outstanding shares of Company Common Stock owned by:

- each person known to the Company to beneficially own more than 5% of its outstanding Common Stock;
-    each  director;
-    each  named  executive  officer;  and
-    all  executive  officers  and  directors  as  a  group.

                                             NUMBER OF SHARES OF
NAME AND ADDRESS OF BENEFICIAL OWNER   COMMON STOCK BENEFICIALLY OWNED  PERCENTAGE OF OWNERSHIP
------------------------------------  -------------------------------  ------------------------
Kenneth A. Phillips                               6,952,775                     38.5%
Jay G. Phillips                                     564,971                      3.1%
Richard R. Royall                                   337,500                      1.9%
All executive officers and directors
as a group (5 persons)                            8,136,746                     45.1%

     The address of each person listed is the same as the address of the Company's principal executive office, except for Mr. Royall whose business address is 1331 Lamar Street #1375, Houston, Texas 77010.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In July 1999, the Company issued Kenneth A. Phillips 500,000 shares of common stock, Jay G. Phillips 100,000 shares of common stock, Jason Lay 100,000 shares of common stock, and Richard Royall 75,000 shares of common stock for services rendered. In October 1999, the Company issued Kenneth A. Phillips three warrants to each purchase 83,333 shares of common stock at an exercise price of $.05 per share expiring on December 15, 2000, 2001, and 2002, respectively, which were exercised in July 2000. These warrants were issued as part of a loan agreement between the Company and Kenneth A. Phillips, in which Mr. Phillips loaned the Company $175,000 at an interest rate of 10% per annum due on demand. In July 2000, Kenneth A. Phillips converted this note, plus interest for 3,539,974 shares of common stock. In December 1999, the Company issued Mr. Royall 262,500 shares of common stock for services rendered. In April 2000, the Company issued Kenneth A. Phillips 1,450,000 shares of common stock for an aggregate purchase price of $290,000. In December 2000, the Company issued Kenneth A. Phillips 487,804 shares of common stock for an aggregate purchase price of $10,000, and issued 850,000 shares of common stock to the Company's officers, directors and employees as a bonus.

                                VOTING PROCEDURES

     The Company has one class of voting shares outstanding, namely common stock, of which there were 18,046,746 outstanding at the close of business on April 23, 2001 (the "Record Date"). Each shareholder present or represented at the Meeting will be entitled to one vote per share, unless otherwise noted.

PRELIMINARY  PROXY  STATEMENT

                              COST OF SOLICITATION

     The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers, and regular employees of the Company in person or by telephone or other means of communication. The directors, officers, and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation.

                                  OTHER MATTERS

     The Board of Directors and management of the Company know of no other matters to be brought before the Meeting. If a shareholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Exchange Act is properly brought before the Meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against such proposal. If any other matters should arise at the Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in the Company's proxy statement and form of proxy for the 2002 Annual Meeting of Stockholders must be received by the Company no later than January 2, 2002. However, if the date of the 2002 Annual Meeting of Shareholders changes by more than 30 days from the date of the 2001 Annual Meeting of Shareholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a quarterly report on Form 10-QSB or will otherwise be communicated to shareholders. Shareholder proposals must also be otherwise eligible for inclusion.

     Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2002 Annual Meeting of Stockholders, such stockholder must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company by March 18, 2002. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given to the Company, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at the 2002 Annual Meeting of Stockholders, even if the stockholders have not been advised of the proposal. In addition, stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of the Company's Bylaws.


                                           BY ORDER OF THE BOARD OF DIRECTORS




                                           Kenneth  A.  Phillips,  President

PRELIMINARY  PROXY  STATEMENT

EXHIBIT A

                AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
                            FLEETCLEAN SYSTEMS, INC.


     Fleetclean Systems, Inc. ("Corporation"), a corporation formed in the State of Texas on June 16, 1986, hereby adopts the following Amended and Restated Articles of Incorporation pursuant to the provisions of Article 4.07 of the Texas Business Corporations Act, adopts these Amended and Restated Articles of Incorporation, which accurately copy the Articles of Incorporation and all amendments in effect to date. The Articles of Incorporation, as restated and amended by these restated Articles of Incorporation are set forth below and contain no other changes in any provision.

     The number of shares of the corporation outstanding at the time of the adoption was 18,046,746; and the number of shares entitled to vote on the amendment was 18,046,746. The following amendments and additions to the Articles of Incorporation were adopted by the shareholders who voted __________ shares in favor of the adoption and __________ shares against the adoption out of 18,046,746 shares outstanding and entitled to vote on April 23, 2001.

                                       I.

     The  name  of  the  Corporation  is  Fleetclean  Systems,  Inc.

                                      II.

     Each statement made by these Restated Articles of Incorporation has been effected in conformity with the provisions of the Texas Business Corporation Act. These Restated Articles of Incorporation and each amendment made by these Restated Articles of Incorporation were adopted by the shareholders of the corporation on May 31, 2001.

     The amendment alters Article IV the Amended Articles of Incorporation to reads as follows:

                                   ARTICLE IV

     The total number of shares of stock which the Corporation shall have authority to issue is 55,000,000 consisting of 50,000,000 shares of common stock, par value $.01 per share ("Common Stock"), and 5,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock").

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in a resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

     The amendment alters Article VII the Amended Articles of Incorporation to reads as follows:

                                  ARTICLE VII

     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors consisting of not less than one director, the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors. The number of directors may be increased or decreased, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold

PRELIMINARY  PROXY  STATEMENT

office until his successor is elected and qualified, subject, however, to his prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors howsoever resulting, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The number of directors constituting the current Board of Directors is three and the name and address of each person who is to serve as director until the next annual meeting of shareholders, or until his successor is elected and qualified is:

Kenneth  A.  Phillips     Box  727,  Highway  834  East  .7  miles,
                          Hardin,  Texas  77561
Jay  G.  Phillips         Box  727,  Highway  834  East  .7  miles,
                          Hardin,  Texas  77561
Richard  R.  Royall       1331  Lamar  Street  #1375,
                          Houston,  Texas  77010

     The amendment Article VIII is an addition to the Amended Articles of Incorporation and the full text of the provision added reads as follows:

                                  ARTICLE VIII

     Any action required by the Texas Business Corporation Act, as amended, to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

     Special meetings of the stockholders of the Corporation for any purpose or purposes may only be called at any time by the Board of Directors or a committee thereof, the Chairman of the Board, the President, or by shareholders holding not less than 50% of the votes entitled to the vote at the special meeting.

     The amendment alters Article X the Amended Articles of Incorporation to reads as follows:

                                    ARTICLE X

     Cumulative voting shall not be permitted. Preemptive rights shall not be permitted.

     The amendment Article XI is an addition to the Amended Articles of Incorporation and the full text of the provision added reads as follows:

                                   ARTICLE XI

     No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 2.41 of the Texas Business Corporation Act, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Article IX shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. The Corporation shall indemnify all current and former directors and officers of the Corporation to the fullest extent of the applicable law, including, without limitation, Article 2.02-1 of the Texas Business Corporation Act.

PRELIMINARY  PROXY  STATEMENT

                                      III.

     The Articles of Incorporation and all amendments and supplements to them are superseded by the following Amended and Restated Articles of Incorporation, which accurately copy the entire text as well as incorporate the amendments set forth above:

                                    ARTICLE I

     The  name  of  the  Corporation  is  Fleetclean  Systems,  Inc.

                                   ARTICLE II

     The address of the Corporation's registered office in the State of Texas is Route 1 Box 289, Liberty, Texas 77575, and the name of its registered agent at such address is Kenneth A. Phillips.

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Corporation Act including but not limited to operating and managing a sales business, owning, buying and selling real and personal property, and conducting all business reasonably associated therewith.

                                   ARTICLE IV

     The total number of shares of stock which the Corporation shall have authority to issue is 55,000,000 consisting of 50,000,000 shares of common stock, par value $.01 per share ("Common Stock"), and 5,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock").

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in a resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

                                    ARTICLE V

     The  period  of  duration  of  the  Corporation  is  perpetual.

                                   ARTICLE VI

     Registered Office and Agent: The street address of the registered office of the corporation is 611 Melody Lane, Friendswood, TX 77546, and the name of its registered agent at that address is Kenneth A. Phillips.

                                  ARTICLE VII

     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors consisting of not less than one director, the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors. The number of directors may be increased or decreased, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until his successor is elected and qualified, subject, however, to his prior death, resignation, retirement, disqualification or removal from office.

PRELIMINARY  PROXY  STATEMENT

Any vacancy on the Board of Directors howsoever resulting, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The number of directors constituting the current Board of Directors is three and the name and address of each person who is to serve as director until the next annual meeting of shareholders, or until his successor is elected and qualified is:

Kenneth  A.  Phillips     Box  727,  Highway  834  East  .7  miles,
                          Hardin,  Texas  77561
Jay  G.  Phillips         Box  727,  Highway  834  East  .7  miles,
                          Hardin,  Texas  77561
Richard  R.  Royall       1331  Lamar  Street  #1375,
                          Houston,  Texas  77010

                                  ARTICLE VIII

     Any action required by the Texas Business Corporation Act, as amended, to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

     Special meetings of the stockholders of the Corporation for any purpose or purposes may only be called at any time by the Board of Directors or a committee thereof, the Chairman of the Board, the President, or by shareholders holding not less than 50% of the votes entitled to the vote at the special meeting.

                                   ARTICLE IX

     Bylaws: The initial bylaws shall be adopted by the Board of Directors. The power to alter, amend or repeal the bylaws or adopt new bylaws is vested in the Board Directors, subject to repeal of change by action of the shareholders.

                                    ARTICLE X

     Cumulative voting shall not be permitted. Preemptive rights shall not be permitted.

                                   ARTICLE XI

     No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 2.41 of the Texas Business Corporation Act, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Article IX shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. The Corporation shall indemnify all current and former directors and officers of the Corporation to the fullest extent of the applicable law, including, without limitation, Article 2.02-1 of the Texas Business Corporation Act.

PRELIMINARY  PROXY  STATEMENT

     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Articles of Incorporation to be signed by its president this 1st day of June, 2001.


                                      FLEETCLEAN  SYSTEMS,  INC.



                                      By
                                        ------------------------------------
                                        Kenneth A. Phillips, President

PRELMINARY  PROXY  STATEMENT                                         APPENDIX  A
                            FLEETCLEAN SYSTEMS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 31, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FLEETCLEAN SYSTEMS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of Fleetclean Systems, Inc. (the "Company") hereby appoints Kathryn M. Phillips, the true and lawful attorney, agent and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at Highway 834 East, .7 mile, Hardin, Texas 77561, on Thursday, May 31, 2001 at 2:00 p.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:


                                                           FOR  AGAINST  ABSTAIN
                                                           ---  -------  -------
1.     To elect  Kenneth  A.  Phillips  as director.       [ ]    [ ]      [ ]

2.     To elect  Jay  G.  Phillips  as  director.          [ ]    [ ]      [ ]

3.     To  elect  Richard  R.  Royall  as director         [ ]    [ ]      [ ]

4.     To ratify the appointment of McManus & Co.,         [ ]    [ ]      [ ]
       P.C. as the Company's independent public accountants.

5.     To adopt the Amended and Restated                   [ ]    [ ]      [ ]
       Articles of Incorporation.

     The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.

     THIS  PROXY  WILL  BE  VOTED  FOR  THE  CHOICE  SPECIFIED.  IF NO CHOICE IS
SPECIFIED  FOR  EACH  ITEM,  THIS  PROXY  WILL  BE  VOTED  FOR  THAT  ITEM.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.
PLEASE  MARK,  SIGN  AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.



DATED:_________________                             ___________________________
                                                    [Signature]

                                                    ___________________________
                                                    [Signature if jointly held]

                                                    ___________________________
                                                    [Printed  Name]

     Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.